UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2024

BORGWARNER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12162	13-3404508
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

3850 Hamlin Road,	Auburn Hills,	Michigan	48326
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (248) 754-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BWA	New York Stock Exchange
1.00% Senior Notes due 2031	BWA31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On August 7, 2024, BorgWarner Inc. (“BorgWarner” or the “Company”) issued a press release announcing the Company had commended cash tender offers (each a “Tender Offer” and collectively, the “Tender Offers”) for any and all of its outstanding 3.375% Senior Notes due 2025 and 5.000% Senior Notes due 2025 (collectively, the “Notes”). The complete terms of the Tender Offers are set forth in the Offer to Purchase and Notice of Guaranteed Delivery (collectively, the “Tender Offer Documents”) that will be sent to the registered holders of the Notes of each series and be posted online at https://www.gbsc-usa.com/borgwarner. The Tender Offers will expire at 5:00 p.m., New York City time, on August 13, 2024 (such time and date, as it may be extended, the “Expiration Time”), unless extended or earlier terminated by the Company.

The consideration for each $1,000 principal amount of Notes of a series validly tendered, not validly withdrawn and accepted for purchase pursuant to the applicable Tender Offer will be determined in the manner described in the Tender Offer Documents by reference to the applicable fixed spread plus the applicable yield to maturity on the U.S. Treasury Reference Security based on the bid-side price of the U.S. Treasury Reference Security at 10:00 a.m., New York City time, on August 13, 2024.

Holders of Notes will also receive accrued and unpaid interest on their respective Notes validly tendered, not validly withdrawn and accepted for purchase from the last interest payment date of the Notes of the applicable series to, but not including, the date the Company initially makes payment for such Notes, which is expected to be which is expected to be August 16, 2024 (the “Settlement Date”).

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)            Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description

99.1	Press Release issued by BorgWarner Inc., dated August 7, 2024.

104.1	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BorgWarner Inc.

Date: August 7, 2024	By:	/s/ Tonit M. Calaway
Name: Tonit M. Calaway
Title: Executive Vice President and Secretary